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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                       October 2, 2001 (October 1, 2001)
                       ---------------------------------

                           LIFEPOINT HOSPITALS, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                       0-29818                    52-2165845
    ------------                 ---------------             ----------------
   (State or Other              (Commission File             (I.R.S. Employer
   Jurisdiction of                   Number)                  Identification
    Incorporation)                                                Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                       -----------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)   Financial statements of businesses acquired.

                       None required

             (b)   Pro forma financial information.

                       None required

             (c)   Exhibits.

                   99 Copy of press release regarding the Company's acquisition of Athens Regional Medical Center.

ITEM 9.      REGULATION FD DISCLOSURE.

                   LifePoint Hospitals, Inc. (the "Company") issued a press
             release on October 1, 2001. The press release announced that the Company, through a subsidiary, acquired Athens Regional Medical Center. See the press release attached as Exhibit 99.











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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIFEPOINT HOSPITALS, INC.

                                        By:   /s/ William F. Carpenter III
                                            ----------------------------------
                                                 William F. Carpenter III
                                                 Senior Vice President and
                                                 General Counsel



Date: October 2, 2001









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS
-------               -----------------------
  99              Copy of press release regarding the Company's acquisition of Athens
                  Regional Medical Center, located in Athens, Tennessee.